SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C.  20549



                                      FORM 8-K


                                   CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                    May 20, 1997




                                   Mallinckrodt Inc.
               (Exact name of registrant as specified in its charter)




            New York                1-483            36-1263901
  (State or other jurisdiction   (Commission     (I.R.S. Employer
   of incorporation)              File Number)    Identification No.)



 7733 Forsyth Boulevard, St. Louis, MO                    63105-1820
(Address of principal executive offices)                  (ZIP Code)


Registrant's telephone number,                         (314) 854-5200
    including area code

Item 5.  Other Events
A press release was issued May 20, 1997. The relevant portion of the text of that release was as follows:


MALLINCKRODT AGREES TO SELL ANIMAL HEALTH BUSINESS
TO SCHERING-PLOUGH

     ST. LOUIS, MO, May 19, 1997 - Mallinckrodt Inc. (NYSE:MKG) announced today that it has signed an agreement to sell its animal health business to Schering-Plough Corporation for $405 million in cash. Closing for the transaction, which is subject to necessary regulatory reviews, is expected to be completed in July.
     Ray Holman, Mallinckrodt chairman and chief executive officer, said, "The agreement to divest the business, approved by our directors and also by Schering-Plough's board, represents a major step in aggressively pursuing our strategy to focus on our core businesses in human healthcare and specialty chemicals. Last August, we announced our desire to monetize the value of our Tastemaker flavors joint venture with Hercules Incorporated and our animal health business," Holman said, "and we are pleased with our progress."
     The Tastemaker divestiture was completed on March 31 and resulted in a net value to Mallinckrodt of approximately $550 million, including an exchange of stock and debt assumption. At that time, Mallinckrodt announced plans for incremental share repurchases of up to $250 million, reinforced its commitment to expand core businesses and stated that it continued to make progress in the strategy to divest the animal health business.
     "We are pleased that our animal health business will be in the hands of a global leader. In an industry that is undergoing aggressive consolidation, it was apparent that the potential for long-term growth could be better realized if the business was aligned with a pharmaceutical company that provides access to technology and other synergies needed to bring products to market in a timely, cost-efficient way."
     Schering-Plough stated, in a separate news release, that Mallinckrodt's animal health business will be integrated into Schering-Plough Animal Health (SPAH) to form the world's sixth largest animal health business.
     Effective with the fiscal 1997 third quarter ended March 31, Mallinckrodt has reclassified the veterinary division to discontinued operations and reported the reclassification in its Form 10-Q, which will be filed on or before May 20.
     Schering-Plough Corporation is a research-based company engaged in the discovery, development, manufacturing and marketing of pharmaceutical and health care products worldwide.
     Mallinckrodt Inc. serves healthcare and specialty chemicals markets worldwide. The company is a major producer of diagnostic imaging agents, medical devices, pain relief pharmaceuticals, catalysts, and laboratory and microelectronic chemicals. The St. Louis, Missouri-based company, with fiscal 1996 net sales of $2.2 billion, sells more than 1,000 products in more than 100 countries. The Mallinckrodt web site address is (www.mallinckrodt.com).

                                 # # #

                                   MALLINCKRODT INC.
                           CONSOLIDATED SALES AND EARNINGS
                                     FISCAL 1997
                       (in millions, except per share amounts)

                                       Quarter
                           ---------------------------------
                                                                Year to
                            First(1)    Second       Third      Date(1)
                           ---------   ---------   ---------   ---------

Net sales
  Human healthcare         $ 361.7     $ 372.4     $ 387.2     $1,121.3
  Specialty chemicals         80.5        80.6        82.6        243.7
  Intersegment sales           (.2)         .1         (.1)         (.2)
                           ---------   ---------   ---------   ---------
Consolidated               $ 442.0     $ 453.1     $ 469.7     $1,364.8
                           =========   =========   =========   =========

Operating earnings
  Human healthcare         $  67.4     $  68.4     $  80.6     $  216.4
  Specialty chemicals          5.5         6.0         8.4         19.9
  Corporate                   (6.6)       (7.3)       (5.5)       (19.4)
                           ---------   ---------   ---------   ---------
                              66.3        67.1        83.5        216.9

Interest and other
  nonoperating income, net     4.5         6.3         4.6         15.4
Interest expense             (12.7)      (11.9)      (11.9)       (36.5)
                           ---------   ---------   ---------   ---------
Earnings from
  continuing operations
  before income taxes         58.1        61.5        76.2        195.8
Income tax provision          21.5        22.4        26.6         70.5
                           ---------   ---------   ---------   ---------
Earnings from
  continuing operations       36.6        39.1        49.6        125.3
Discontinued operations       (1.2)        4.4        (1.0)         2.2
                           ---------   ---------   ---------   ---------
Net earnings                  35.4        43.5        48.6        127.5
Preferred stock dividends      (.1)        (.1)        (.1)         (.3)
                           ---------   ---------   ---------   ---------
Available for common
  shareholders             $  35.3     $   43.4    $  48.5     $  127.2
                           =========   =========   =========   =========

Earnings per common share
  Continuing operations    $   .48     $    .51    $   .66     $   1.66
  Discontinued operations     (.01)         .06       (.01)         .03
                           ---------   ---------   ---------   ---------
Net earnings               $   .47     $    .57    $   .65     $   1.69
                           =========   =========   =========   =========

Average common shares         75.5         75.8       75.2         75.4


                 See accompanying notes for additional information.


                                   MALLINCKRODT INC.
                           CONSOLIDATED SALES AND EARNINGS
                       (in millions, except per share amounts)


                                        Year Ended June 30
                        -------------------------------------------------



                          1996(3)     1995    1994(4)   1993(5)   1992(6)
                         --------- --------- --------- --------- ---------
Net sales
 Human healthcare        $1,422.7  $1,336.8  $1,193.2  $1,047.6  $  854.4
 Specialty chemicals        332.0     251.8     155.9     130.9     133.9
 Divested operations(2)                                              27.5
 Intersegment sales           (.3)      (.3)      (.7)      (.3)      (.1)
                         --------- --------- --------- --------- ---------
Consolidated             $1,754.4  $1,588.3  $1,348.4  $1,178.2  $1,015.7
                         ========= ========= ========= ========= =========

Operating earnings(loss)
 Human healthcare        $  309.0  $  276.0  $  178.1  $  216.9  $  166.8
 Specialty chemicals         27.9      20.6      12.5     (50.2)      7.5
 Divested operations(2)                                               4.8
 Corporate                  (41.4)    (28.8)    (30.2)    (35.6)    (30.6)
 Eliminations                 (.3)       .1        .1                 (.5)
                         --------- --------- --------- --------- --------
                            295.2     267.9     160.5     131.1     148.0
Interest and other
 nonoperating income
 (expense), net               (.2)     (4.2)      (.4)      2.6      15.3
Interest expense            (51.3)    (45.1)    (34.6)    (32.0)    (34.8)
                         --------- --------- --------- --------- ---------
Earnings from
 continuing operations
 before income taxes        243.7     218.6     125.5     101.7     128.5
Income tax provision         90.0      81.9      46.3      41.3      46.9
                          --------- --------- --------- --------- --------
Earnings from
 continuing operations      153.7     136.7      79.2      60.4      81.6
Discontinued operations      58.2      43.6      24.6    (180.2)     45.9
                         --------- --------- --------- --------- ---------
Earnings (loss) before
 cumulative effect of
 accounting changes         211.9     180.3     103.8    (119.8)    127.5
Cumulative effect of
 accounting changes                                       (80.6)
                         --------- --------- --------- --------- ---------
Net earnings (loss)         211.9     180.3     103.8    (200.4)    127.5
Preferred stock
 dividends                    (.4)      (.4)      (.4)      (.4)      (.4)
                         --------- --------- --------- --------- ---------
Available for common
 shareholders            $  211.5  $  179.9  $  103.4  $ (200.8) $  127.1
                         ========= ========= ========= ========= =========
Earnings per
 common share
Continuing operations    $   2.01  $   1.76   $  1.01  $    .77  $   1.04
Discontinued operations       .76       .56       .32     (2.33)      .59
Earnings (loss) before    --------- --------- -------- --------- ---------
 cumulative effect of
 accounting changes          2.77      2.32      1.33     (1.56)     1.63
Cumulative effect of
 accounting changes                                       (1.04)
                          --------- --------- -------- --------- ---------
Net earnings (loss)       $  2.77   $  2.32   $  1.33  $  (2.60) $   1.63
                          ========= ========= ======== ========= =========

Average common shares        76.3      77.5     77.6       77.4     77.8

                   See accompanying notes for additional information.


                                   MALLINCKRODT INC.
                          CONSOLIDATED SALES AND EARNINGS
                                      FISCAL 1996
                     (in millions, except per share amounts)


                                       Quarter
                        ---------------------------------------

                         First    Second(3)  Third      Fourth     Year
                        --------  ---------  --------  --------  ---------
Net sales
 Human healthcare       $ 316.1   $ 331.9    $ 374.3   $ 400.4   $1,422.7
 Specialty chemicals       75.1      80.3       86.1      90.5      332.0
 Intersegment sales         (.1)                 (.1)      (.1)       (.3)
                        --------  ---------  --------  --------  ---------
Consolidated            $ 391.1   $ 412.2    $ 460.3   $ 490.8   $1,754.4
                        ========  =========  ========  ========  =========

Operating earnings
  Human healthcare      $  62.0   $  68.4    $  81.6   $  97.0   $  309.0
  Specialty chemicals       4.6       5.5        7.4      10.4       27.9
  Corporate                (7.5)     (7.1)      (8.6)    (18.2)     (41.4)
  Eliminations              (.1)      (.2)                            (.3)
                        --------  ---------  --------  --------  ---------
                           59.0      66.6       80.4      89.2      295.2

Interest and other
 nonoperating income
 (expense), net             (.4)      (.5)       (.7)      1.4        (.2)
Interest expense          (10.6)    (12.9)     (15.6)    (12.2)     (51.3)
                        --------  ---------  --------  --------  ---------
Earnings from
 continuing operations
 before income taxes       48.0      53.2       64.1      78.4      243.7
Income tax provision       18.0      20.0       23.7      28.3       90.0
                        --------  ---------  --------  --------  ---------
Earnings from
 continuing operations     30.0      33.2       40.4      50.1      153.7
Discontinued operations     9.2      24.1        8.0      16.9       58.2
                        --------  ---------  --------  --------  ---------
Net earnings               39.2      57.3       48.4      67.0      211.9
Preferred stock
 dividends                  (.1)      (.1)       (.1)      (.1)       (.4)
                        --------  ---------  --------  --------  ---------
Available for common
 shareholders           $  39.1   $   57.2   $   48.3  $   66.9  $  211.5
                        ========  =========  ========  ========  =========

Earnings per common
share
 Continuing operations  $   .38   $    .43   $    .53  $    .66  $   2.01
 Discontinued operations    .12        .32        .11       .23       .76
                        --------  ---------  --------  --------  --------
Net earnings            $   .50   $    .75   $    .64  $    .89  $   2.77
                        ========  =========  ========  ========  ========

Average common shares      77.9       76.4       75.5      75.4      76.3



Net earnings per share for the four quarters of fiscal 1996 are more than full year per share results by $.01 from a decrease in common shares outstanding.


               See accompanying notes for additional information.


                                   MALLINCKRODT INC.
                       CONSOLIDATED OPERATING COSTS AND EXPENSES
                                     FISCAL 1997
                                    (in millions)

                                         Quarter
                          ----------------------------------
                                                                Year to
                          First(1)     Second       Third         Date
                          ---------    ---------   ---------    ----------

Net sales                  $ 442.0      $ 453.1     $ 469.7      $1,364.8
                          =========    =========   =========    ==========

Operating costs and
  expenses:
  Cost of goods sold       $ 242.0      $ 248.8     $ 257.9      $  748.7
  Selling, administrative
    and general expenses     105.8        109.0       104.9         319.7
  Research and development
    expenses                  28.8         27.1        26.8          82.7
  Other operating (income)
    expense, net               (.9)         1.1        (3.4)         (3.2)
                           --------     --------    --------     ---------
Total operating costs and
  expenses                   375.7        386.0       386.2       1,147.9
                           --------     --------    --------     ---------

Operating earnings         $  66.3      $  67.1     $  83.5      $  216.9
                           ========     ========    ========     =========


          See accompanying notes for additional information.


                                   MALLINCKRODT INC.
                     CONSOLIDATED OPERATING COSTS AND EXPENSES
                                     (in millions)



                                         Year Ended June 30
                        -------------------------------------------------

                         1996(3)     1995     1994(4)  1993(5)   1992(6)
                        --------- --------- --------- --------- ---------

Net sales                $1,754.4  $1,588.3  $1,348.4  $1,178.2  $1,015.7
                         ========  ========  ========  ========  ========
Operating costs and
  expenses:
  Cost of goods sold     $  956.8  $  864.8  $  708.4  $  623.6  $  549.6
  Selling, administrative
    and general expenses    420.8     378.0     335.9     316.1     278.0
  Research and development
    expenses                 86.1      77.7      72.6      64.7      50.1
  Restructuring charge                           73.9      51.3
  Other operating
   income, net               (4.5)      (.1)     (2.9)     (8.6)    (10.0)
                          --------  --------- --------- ---------  -------
Total operating costs
 and expenses              1,459.2   1,320.4   1,187.9   1,047.1     867.7
                          --------  --------- --------- ---------  -------


Operating earnings       $   295.2  $  267.9   $ 160.5   $ 131.1   $ 148.0
                         =========  =========  ======== =========  =======



                See accompanying notes for additional information.


                                   MALLINCKRODT INC.
                     CONSOLIDATED OPERATING COSTS AND EXPENSES
                                      FISCAL 1996
                                     (in millions)

                                   Quarter
                         ---------------------------------------

                          First    Second(3)   Third     Fourth     Year
                         --------  ---------  --------  --------  --------
Net sales                 $391.1   $412.2     $460.3    $490.8   $1,754.4
                          =======  =======    =======   ======   ========

Operating costs and
 expenses:
 Cost of goods sold       $215.7   $226.2     $253.0    $261.9   $  956.8
 Selling, administrative
  and general expenses      99.4     99.9      106.5     115.0      420.8
  Research and development
   expenses                 18.3     21.0       22.0      24.8       86.1
  Other operating
   income, net              (1.3)    (1.5)      (1.6)      (.1)      (4.5)
                          -------  -------    --------  -------  ---------
Total operating cost
 and expenses              332.1    345.6      379.9     401.6    1,459.2
                          -------  --------   -------   -------  ---------

Operating earnings        $ 59.0   $ 66.6     $ 80.4    $ 89.2   $  295.2
                          =======  ========   =======   =======  =========


               See accompanying notes for additional information.


                         MALLINCKRODT INC.

NOTES TO CONSOLIDATED SALES AND EARNINGS & OPERATING COSTS AND
EXPENSES


(1) Earnings from continuing operations for 1997 included a first quarter one-time research and development charge of $6.0 million, $3.8 million after taxes, or $.05 per share resulting from a strategic alliance to develop new magnetic resonance imaging technology.

     On March 31, 1997, the Company disposed of Fries & Fries, Inc. a wholly owned subsidiary which owned the Company's 50% interest in Tastemaker, which was the flavor joint venture with Hercules Inc. The Company recorded a net after tax gain of $270.6 million on the disposal which was included in discontinued operations.

     In addition, on May 15, 1997, the Company's Board of Directors approved a formal plan to divest the animal health segment. The Company included an estimated after tax loss on disposal of $275.3 million in discontinued operations for the third quarter.

     Prior period results of Fries & Fries, Inc. and animal health have been reclassified to discontinued operations.

(2) Divested operations relates primarily to the divested cosmetic and electronic chemicals businesses.

(3) During the second quarter of 1996, the animal feed ingredients business was sold. Results for the feed ingredients business have been accounted for as a discontinued operation, and accordingly, prior period results have been restated. Other principal factors affecting discontinued operations were an after tax gain of $35.4 million on the sale of the feed ingredients business and an after tax provision for additional environmental costs of $15.6 million.

(4) Results for 1994 included restructuring charges of $93.9 million, $58.8 million after taxes, or $.76 per share. Pre-tax charges included in human healthcare and discontinued operations related to animal health were $73.9 million and $20.0 million, respectively.

     Results for 1994 also included favorable tax adjustments of $3.0 million, or $.04 per share, resulting from U.S. and foreign tax law changes.

(5) Results for 1993 included restructuring charges of $334.1 million, $242.2 million after taxes, or $3.13 per share. Pre-tax charges included in human healthcare, specialty chemicals and discontinued operations related to animal health were $3.4 million, $47.9 million and $282.8 million, respectively.

     Results for 1993 also included corporate expense charges of $5.5 million, $3.4 million after taxes, or $.04 per share, from executive resignations.

(6) Results for 1992 included gains totaling $10.7 million, $6.7 million after taxes, or $.08 per share, from sales of investments.


                                    # # #


Mallinckrodt Inc.



ROGER A. KELLER
Vice President, Secretary
and General Counsel

DATE:  May 20, 1997